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                                                                    Exhibit 23.1
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                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 18, 2000 relating to the financial statements and financial statement schedule, which appears in Rambus Inc.'s Annual Report on Form 10-K for the year ended September 30, 2000.



/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP


San Jose, California
December 14, 2000